Exhibit 99.1 Wave Life Sciences Corporate Presentation November 20, 2024

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward- looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 2

Building a leading RNA medicines company

Novel RNA medicines platform (PRISM®)

PRISM

- Multi-modal: RNA editing, RNAi, splicing, allele-selective silencing
- Best-in-class, clinically-validated oligonucleotide chemistry (PN, stereochemistry)

Differentiated RNA medicines pipeline

WVE-006 in AATD



WVE-007 in Obesity



WVE-N531 in DMD



WVE-003 in HD



Strong and broad IP | In-house GMP manufacturing | Well-capitalized with cash runway into 2027*

WAVE LIFE SCIENCES

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AATD: Alpha-1 antitrypsin deficiency DMD: Duchenne muscular dystrophy HD: Huntington's disease

*Cash runway does not include potential future milestones or opt-in payments under GSK collaboration

Wave's best-in-class multi-modal platform

Clinically-validated oligonucleotide chemistry (including PN, stereochemistry)

Editing

Efficient editing of RNA bases to **restore** or **modulate** protein production



Endogenous
ADAR enzyme

WVE-006 (AATD)
PNPLA3 (Liver disease)**, LDLR, APOB** (HeFH)

Silencing

Degradation of RNA transcripts to **turn off** protein production



Antisense
siRNA
RISC
Endogenous
RNase H
Endogenous AGO2

WVE-003 (HD)	**WVE-007** (obesity)

Splicing

Restore RNA transcripts and **turn on** protein production



Spliceosome
Machinery
(>300 proteins)
Restored Reading Frame
for Functional Protein

WVE-N531 (DMD)

WAVE LIFE SCIENCES
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Wave has driven foundational advances in nucleic acid chemistry to expand platform technologies and develop next generation of RNA therapeutics Further information can be found in recent platform publications Silencing (RNase H and Ago2) Splicing Editing 5 Full list of Wave publications: https://ir.wavelifesciences.com/events-publications/publications

Three clinical updates in 2024 demonstrate continued platform translation

Proprietary PRISM platform
- Stereopure oligonucleotides
- Novel backbone modifications (including PN chemistry)
- Novel base and sugar chemistry modifications

Therapeutic modalities	Preclinical publication	Clinical translation	Clinical trial results
Splicing (WVE-N531 for DMD)	✓	✓ 53% exon skipping, 42 µg/g muscle tissue concentrations in 6 weeks	✓ *9.0% mean muscle-adjusted dystrophin; safe and tolerable (interim analysis)* FORWARD-53
Allele-selective silencing (WVE-003 for HD)	✓	✓ 35% allele-selective mHTT silencing with single dose	✓ 46% allele-selective mHTT silencing; correlation with slowing of caudate atrophy SELECT HD
GalNAc-RNA editing (WVE-006 for AATD)	✓	✓ First ever RNA editing achieved; 11 µM total AAT protein, >60% (6.9 µM) M-AAT with single dose	*Multidose data expected in 2025* RESTORAATION
GalNAc-RNAi (WVE-007 for obesity)	✓	*Clinical trial initiation expected 1Q 2025* →	

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WAVE LIFE SCIENCES

Full list of Wave publications: https://ir.wavelifesciences.com/events-publications/publications

*mHTT reductions compared to placebo

Robust, diversified RNA medicines pipeline including first-in-class RNA editing programs

Program	Discovery	IND / CTA Enabling Studies	Clinical	Rights	Patient population (US & Europe)
RNA EDITING					
WVE-006 SERPINA1 (AATD)	RestorAATion Clinical Program			GSK exclusive global license	200K
GalNAc-AIMer PNPLA3 (liver disease)				100% global	9M
GalNAc-AIMer LDLR (HeFH)				100% global	900K (30M expansion)
GalNAc-AIMer APOB (HeFH)				100% global	70K
RNAi					
WVE-007 (GalNAc) INHBE (Obesity and other metabolic disorders)				100% global	47M
GalNAc-siRNA Undisclosed				100% global	--
SPLICING					
WVE-N531 Exon 53 (DMD)	FORWARD-53 Trial (Phase 2)			100% global	2.3K
Other exons (DMD)				100% global	Up to 18K
ALLELE-SELECTIVE SILENCING					
WVE-003 mHTT (HD)	SELECT-HD Trial (Phase 1b/2a) - *Trial Completed*			100% global	25K Symptomatic (SNP3) 60K Pre-Symptomatic (SNP3)

Editing for correction   Editing for upregulation

AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington's disease; HeFH: heterozygous familial hypercholesterolemia

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WVE-006 RNA editing (AIMers) Alpha-1 antitrypsin deficiency (AATD) 8

WVE-006: GalNAc-conjugated AIMer designed to correct mutant SERPINA1 transcript to address both liver and lung manifestations of AATD



Healthy
Wild-type
M-AAT protein
AAT is an acute phase protein
predominantly produced
by hepatocytes
Serum AAT protects lungs
against neutrophil elastase
AATD
Gain of
Function: Liver
Disease
Fibrosis → Cirrhosis → Hepatocellular Carcinoma
Z protein causes AAT proteotoxic
stress, leading to progressive
liver disease
Misfolded Z-AAT
protein with
E342K mutation
Polymerization
Loss of Function:
Lung Disease
Emphysema
Bronchiectasis
Low serum AAT
leads to lung disease



WVE-006 for AATD
A
SERPINA1 Z allele mRNA encodes Z-AAT
protein with E342K mutation
I(G)
Edited SERPINA1 mRNA enables wild-type
M-AAT protein production
A → I
✓ Subcutaneous injection (GalNAc)
✓ Infrequent dosing
✓ Highly specific (No bystanders)

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Strnad et al., 2020 *N Engl J Med* 382:1443-55; Stoller et al., 1993 Alpha-1 Antitrypsin Deficiency GeneReviews.

RestorAATion-1 and RestorAATion-2 ongoing

RestorAATion-1: Healthy Volunteers | **RestorAATion-2: AATD Patients**

Single ascending dose (SAD) → Multiple-ascending dose (MAD) cohorts


Dose escalation
Dose A
Dose B
Dose C
Dose D
Dose E
Multidosing ongoing in Dose E
Up to 7 doses
Cohort 3
Cohort 2
Cohort 1
200 mg

Study key objectives

Safety and tolerability
Pharmacokinetics
Serum M-AAT levels

HV: healthy volunteer; SAD: single-ascending dose; MAD: multi-ascending dose

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Achieved proof-of-mechanism for Wave’s RNA editing platform Proof-of-mechanism after a single dose in RestorAATion-2 • Circulating wild-type M-AAT protein in plasma: Mean of 6.9 µM at day 15; more than 60% of total AAT • Increases in neutrophil elastase inhibition from baseline: Consistent with production of functional M- AAT • Mean total AAT protein: Increased from below level of quantification at baseline to 10.8 µM at day 15 – Meets level that has been the basis for regulatory approval for AAT augmentation therapies • Increases in total AAT from baseline and M-AAT protein: Observed as early as day 3 and through day 57 • WVE-006 well tolerated with a favorable safety profile; all AEs mild-to-moderate, no SAEs Wave expects to share multidose data from RestorAATion-2 in 2025 11 October 16, 2024 Proof-of-mechanism disclosure on first two “ZZ” AATD patients in first dose cohort of RestorAATion-2 to reach day 57;

Strategic collaboration with GSK to develop transformative RNA medicines

Collaboration Highlights

- $170 million upfront[1]
- Additional research funding
- Potential for up to $3.3 billion in milestones[2]
- Leverage GSK's expertise in genetics and genomics

Maximize global potential for WVE-006 for AATD	Advance up to eight GSK collaboration programs	Expand Wave's pipeline
Up to $525 million in total milestones and **tiered royalties on net sales**	**Up to $2.8 billion** in total milestones and **tiered royalties on net sales**	Wave to advance up to **three wholly owned collaboration programs** (or more with GSK's consent)[3]
Recent Highlights		
✓ **$20 million milestone** with first individual dosing RestorAATion-2 trial underway (AATD patients)	✓ **$12 million aggregate initiation payment** for GSK's selection of two programs to advance	✓ **INHBE is Wave's first wholly owned program** emerging from GSK collaboration

WAVE LIFE SCIENCES

1. $120 million in cash and $50 million equity investment; 2. Initiation, development, launch, and commercialization milestones for WVE-006 and programs progressed during initial 4-year research term (8 GSK collaboration programs); 3. GSK eligible to receive tiered royalty payments and commercial milestones from Wave

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Wholly owned GalNAc-AIMer programs New targets meet key criteria, expected to improve probability of success: Correction of PNPLA3 Genetically defined liver disease Strongly supported by human genetics ✓ Leverage unique platform capabilities; Upregulation of LDLR ✓ GalNAc-AIMers building on learnings of WVE-006 Familial hypercholesterolemia Completely novel ways of treating diseases ✓ with high unmet need Correction of APOB Readily accessible biomarkers and approaches ✓ to assess PD, defined regulatory paths Familial hypercholesterolemia PNPLA3, LDLR, APOB clinical candidates expected in 2025 13 Editing for correction Editing for upregulation

WVE-007 (INHBE program) GalNAc-siRNA silencing Obesity and other metabolic disorders 14

Human genetic data demonstrate that INHBE heterozygous carriers have a healthy metabolic profile Heterozygous INHBE LoF carriers have favorable traits: Heterozygous INHBE LoF carriers have lower risk of Type 2 lower abdominal obesity, lower triglycerides, higher HDL-c diabetes and CHD Silencing INHBE mRNA by ≥50% is expected to recapitulate the healthy metabolic profile of heterozygous INHBE loss of function (LoF) carriers 15 Akbari et al. Nat Commun. 2022 Aug 23;13(1):4844; Deaton et al. Nat Commun. 2022 Jul 27

INHBE GalNAc-RNA expected to address health issues associated with pathogenesis of obesity, associated metabolic disease



Release of **dimerized** INHBE subunits creates hepatokine **Activin E**
Binds to and **activates** **ACVR1C** (ALK7) receptor in adipose tissue
Block adipose lipolysis
Activin E
Activin E
Adipocyte
ALK7
P
P
Increased abdominal adiposity leads to **obesity, CVD and T2D**
INHBE
INHBE
GalNAc-siRNA
Decreased abdominal adiposity leads to **weight loss and reduced risk for CVD and T2D**
Reduced release of hepatokine **Activin E**
Diminished activation of **ACVR1C** (ALK7) receptor in adipose tissue
Increased adipose lipolysis and shrink adipocytes

WAVE LIFE SCIENCES

1. Cell Reports (2018) 25, 1193–1203; 2. Biochemical Journal (2024) 481 547–564; 3. PNAS 2023 Vol. 120 No. 32 e2309967120; 4. Nat Commun 2022. https://doi.org/10.1038/s41467-022-32398-7; 5. Nat Commun 2022. https://doi.org/10.1038/s41467-022-31757-8

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Single doses of INHBE GalNAc-siRNA result in dose-dependent weight loss and reduction of visceral fat, without affecting muscle mass

Reduction in body weight



PBS
INHBE GalNAc-siRNA (3 mg/kg)
INHBE GalNAc-siRNA (10 mg/kg)
Baseline-corrected % body weight change (mean ± SE)
5
0
-5
-10
0
14
21
28
Day
*
Single dose INHBE GalNAc-siRNA

Reduction in visceral fat



Epididymal fat weight (Day 28)
*
-23%
-40%
Tissue weight (g) (mean ± SE)
0.75
0.50
0.25
0.00
PBS
INHBE GalNAc-siRNA 3 mg/kg
INHBE GalNAc-siRNA 10 mg/kg

No muscle loss



Quadricep weight (Day 28)
Tissue weight (g) (mean ± SE)
0.25
0.20
0.15
0.10
0.05
0.00
PBS
INHBE GalNAc-siRNA 3 mg/kg
INHBE GalNAc-siRNA 10 mg/kg

INHBE GalNAc-siRNA has potential as monotherapy weight loss therapeutic

WAVE LIFE SCIENCES

Stats: (left, middle, right) Linear Mixed Effects ANOVA with post hoc comparisons of marginal treatment effects vs. PBS per timepoint (left) or per tissue (middle, right) * $p < 0.05$

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INHBE GalNAc-siRNA can be used synergistically with GLP-1s or to prevent weight regain after the cessation of treatment with GLP-1s

~2x greater overall weight loss when added to GLP-1s



Difference in baseline-corrected body weight
(vs. control per time point, mean ± SE)
0
-5
-10
-15
-20
Day
0
7
14
21
28
*
~2x
greater
weight loss
Single dose INHBE GalNAc-siRNA
Daily GLP-1
Control for Semaglutide
Control for siRNA
Semaglutide
INHBE GalNAc-siRNA
Semaglutide + INHBE GalNAc-siRNA

Prevents weight regain after the cessation of GLP-1s



Difference in body weight
(% of PBS, same time point)
5
0
-5
-10
-15
Day
0
20
40
60
Treatment period
p<0.05
Not
significant
Daily GLP-1
Dose INHBE GalNAc-siRNA
PBS
Semaglutide
Semaglutide +
INHBE GalNAc-siRNA

WAVE LIFE SCIENCES

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Left: 10nmol/kg in mouse is equivalent to therapeutic dose of GLP-1s in human. Stats: Linear Mixed Effects ANOVA with post hoc comparisons of marginal treatment effects of Semaglutide vs. Semaglutide + INHBE GalNAc-siRNA per time point * $p < 0.05$; Right Stats: Linear Mixed Effects ANOVA with post hoc comparison of Day 28 vs. Day 56 marginal effects per treatment * $p < 0.05$

Preclinical data support best-in-class profile and potential to use WVE-007 across multiple treatment settings with 1-2x a year dosing ✓ Monotherapy: as a single agent. Weight loss similar to semaglutide with no loss of muscle mass and a reduction in fat mass with preferential effect to the visceral fat, and without suppressing food intake ✓ Add-on to GLP-1s: WVE-007 in addition to GLP-1 therapy. When administered as an add-on with semaglutide, a single dose of Wave’s INHBE GalNAc-siRNA doubled the weight loss observed with semaglutide alone ✓ Maintenance: for patients who stop treatment with GLP-1 therapy. Curtailed rebound weight gain upon cessation of semaglutide and prevention of weight cycling, which worsens the outcomes of various metabolic diseases 19

CTA expected before year-end for Phase 1 trial of WVE-007 in adults living with overweight or obesity, otherwise healthy Randomized, double-blind, placebo-controlled study of ascending doses of WVE-007 MAD Cohort 3 Trial Design SAD Cohort 5 • Objective: Assess dose safety, tolerability, PK and PD MAD Cohort 2 SAD Cohort 4 • Key measurements - Primary: Safety and Tolerability MAD Cohort 1 - Secondary: PK, Activin E SAD Cohort 3 - Exploratory PD: • Body Weight • Body compositions SAD Cohort 2 • Metabolic health • Biochemical markers SAD Cohort 1 Expect to initiate clinical trial for WVE-007 in 1Q 2025 20

WVE-N531 Splicing Duchenne muscular dystrophy 21

Urgent need for improved therapeutic options for the treatment of DMD

Duchenne is a devastating and fatal disease

- Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function
- Impacts ~1 / 5,000 newborn boys annually; ~20,000 new cases annually worldwide
  - ~8–10% are amenable to exon 53 skipping
  - Potential for Wave to address up to 40% of DMD with additional exon skipping therapeutics

Multiple urgent unmet needs

- Need for therapies delivering **more consistent dystrophin expression,** as few patients today achieve dystrophin >5% of normal
- **Opportunity to extend dosing intervals** beyond weekly standard of care to alleviate burden for patients and caregivers
- **Need to reach stem cells and distribute broadly to muscle tissues** to potentially enable muscle regeneration and impact respiratory and cardiac function



Boy living with DMD

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WAVE LIFE SCIENCES

Duan, D. et al. 2021 Nat Rev Dis Primers 7, 13; Muscular Dystrophy Association; Aartsma-Rus, et al. 2009 Hum Mutat 30, 293.

FORWARD-53: An ongoing potentially registrational open-label Phase 2 clinical trial of WVE-N531 in boys with DMD amenable to exon 53 skipping

Screening	10 mg/kg Q2W N = 11		Safety Follow-up
• Baseline functional assessments	Interim analysis	• Muscle biopsy after 24 weeks of treatment • Functional assessments	• Muscle biopsy after 48 weeks of treatment • Functional assessments

Key Assessments:

- Safety and tolerability
- Muscle biopsies after 24 and 48 weeks of treatment
  - PK: Drug tissue concentrations
  - PD: Exon-skipping, Dystrophin level (% of normal) as assessed by Western Blot
- Functional outcome measures
- 11 participants enrolled, including two from prior Part A clinical trial
  - Pre-specified analyses in ambulatory patients

WAVE LIFE SCIENCES

IV: Intravenous; Q2W: Every 2 Weeks; PK: Pharmacokinetics; PD: Pharmacodynamics

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Results of interim analysis: WVE-N531 has potential to be the best-in-class therapeutic for exon 53 DMD

Highly consistent dystrophin expression across patients

- 9.0% muscle-content adjusted dystrophin (5.5% unadjusted), quantified from two isoforms that are consistent with Becker patients who display milder disease
- 89% of patients over 5% of normal (muscle-content adjusted)

Muscle delivery and extended dosing intervals

- Skeletal muscle tissue concentrations of WVE-N531: ~41,000 ng/g
- WVE-N531 tissue half-life of 61 days supports monthly dosing
- Preclinical data suggests WVE-N531 is translating in heart and diaphragm

Evidence supporting improved muscle health

- Improvement in serum biomarkers for muscle health
- Localization of WVE-N531 in myogenic stem cells
- Improvement in myofiber regeneration

Safe and well tolerated

- No SAEs
- No discontinuations
- No oligonucleotide class effects

Expect to receive feedback from regulators on pathway to accelerated approval and deliver 48-week FORWARD-53 data in 1Q 2025

WAVE LIFE SCIENCES

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Dystrophin data from prespecified analysis of ambulatory boys; Muscle content adjustment was done using the formula: MHC-normalized dystrophin/(total myofiber area/total area of biopsy section). Interim analysis results announced September 24, 2024.

WVE-N531 was localized in myofiber nuclei and myogenic stem cells WVE-N531 uptake in myofiber nuclei WVE-N531 uptake in myogenic stem cells Myocytes Stars denote an injured myofiber Stem cell containing WVE-N531 Mag: 40x Mag: 20x Myocyte nuclei containing WVE-N531 (red) Mag: 20x Mag: 40x Dual staining utilizing in-situ hybridization for WVE-N531 and PAX7 In-situ hybridization for WVE-N531 immunohistochemistry for stem cells 25

Dystrophin expression of up to ~14% with high consistency across participants Percentage dystrophin expression across each patient after 24 weeks of treatment 13.9% Dystrophin Adjusted for Muscle Content • Mean 9.0% absolute muscle content 12.2% 11.6% Dystrophin Unadjusted for Muscle Content adjusted dystrophin 11.2% • Mean 5.5% absolute unadjusted dystrophin 8.3% 7.6% 7.3% 6.7% • Dystrophin expression was 6.3% 6.0% 5.9% 5.8% 5.7% quantified from two isoforms 5.3% 5% threshold 4.8% 4.6% consistent with those observed in 3.9% Becker patients who display milder 3.3% disease * 1.2% 1.0% Subject 89% of ambulatory participants achieve muscle content-adjusted dystrophin levels of at least 5% 26 *Excluded from prespecified mean analysis of ambulatory patients; Muscle content adjustment was done using the formula: MHC-normalized dystrophin/(total myofiber area/total area of biopsy section); Graph shows all patients (including non-ambulatory) with appropriate biopsy sample; dystrophin measured by Western Blot (AB15277); Data as of August 19, 2024 MHC Normalized Dystrophin (% normal)

Unlocking Wave’s best-in-class exon skipping portfolio DMD Population WVE-N531 • Data for exons 51, 44, 52, 45 Exon 53 Not Amenable to demonstrate potential for even Skipping greater dystrophin expression 8-10% Exon 51 17% • Opportunity to address up to 11-13% 40% of population 6% Exon 44 4% Exon 52 • Expect to engage regulators on a 8% platform trial design that Exon 45 incorporates multiple exons 44% Other Exons 27 Aartsma-Rus, et al. 2009 Hum Mut 30, 293

WVE-003 Allele-selective silencing Huntington’s Disease 28

Huntington's disease is a devastating neurological disorder caused by a toxic gain of function and concurrent loss of function

- HD is a monogenic autosomal dominant genetic disease; fully penetrant and affects entire brain
- No current disease modifying therapies for HD
- Characterized by cognitive decline, psychiatric illness, and chorea; ultimately fatal
- Expanded CAG triplet repeat in *HTT* gene results in production of mutant huntingtin protein (mHTT) and loss of function in wild-type huntingtin protein (wtHTT)

HD-ISS stage probability and predicted clinical landmark changes as a function of age



1·00
0·75
0·50
0·25
0
Probability
Putamen volume
IS
TFC
TMS
SDMT
Caudate volume
Stage 0
Stage 1
Stage 2
Stage 3
20
25
30
35
40
45
50
55
60
65
Age (years)

Adapted from Tabrizi 2022

>200,000 patients with HD across all disease states

Pre-Symptomatic HD (~160K in US and Europe)	Symptomatic HD (~65K in US and Europe)

An allele-selective, wtHTT-sparing approach is uniquely suited to address HD across all stages of disease

WAVE LIFE SCIENCES

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Sources on wtHTT: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith-Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015; IS, Independence Scale; SDMT, Symbol Digit Modalities Test; TFC, Total Functional Capacity; TMS, Total Motor Score

Wild-type HTT (wtHTT) is critical for normal neuronal function and loss of wtHTT contributes to cellular dysfunction Mutant HTT has a detrimental effect on wild-type Wild-type HTT is crucial for cilia health HTT function • In the absence of wtHTT, ciliogenesis fails, disrupting CSF • Lowering mHTT is expected to restore physiological flow, causing hydrocephalus control over HTT gene expression and relieve its detrimental effect on wtHTT function Ventricle CSF flow Cilia Ependymal cell Brain tissue Sequestered wild-type HTT Only an allele-selective approach can ameliorate both loss-of-function and gain-of-function disruptions driven by mHTT 30 Saudou & Humbert 2016 Neuron; Cason et al., 2022 Nat Rev Cell Biol; Laundos et al., 2023 Front Cell Dev Biol; Kaliszewski et al., 2015 Cell Death Diff; Keryer et al., 2011 J Clin Invest Khoshnan & Patterson, 2011. Neurobiol Dis; Pogoda et al., 2021 Curr Med Chem; Hsiao et al., 2013 Hum Mol Genet

Allele-selective lowering of mutant HTT protein of up to 46% with three doses of WVE-003 and preservation of wild-type HTT Durability of mHTT reductions supports potential for quarterly dosing intervals Mutant HTT protein levels Wild-type HTT protein levels 2.00 2.00 Placebo Placebo WVE-003 30 mg WVE-003 30 mg 1.75 1.75 1.50 1.50 1.25 1.25 1.00 1.00 mHTT Preservation reduction of wtHTT 0.75 0.75 0.50 0.50 1 29 57 85 113 141 169 197 1 29 57 85 113 141 169 197 Dose of Dose of Day Day WVE-003 WVE-003 31 * p<0.05, **p<0.01, ***p<0.001, ****p<0.0001 mHTT: mutant huntingtin protein; wtHTT: wild-type huntingtin protein From June 25, 2024 SELECT-HD disclosure Mutant Huntingtin Protein (fM) - Geometric Mean Ratio to Baseline +/- SE Wild-Type Huntingtin Protein (fM) - Geometric Mean Ratio to Baseline +/- SE

WVE-003 leads to allele-selective mHTT reduction, correlating with slowing of caudate atrophy Allele-selective mHTT Slowing of Caudate silencing with wtHTT Functional Benefit Atrophy Preservation • mHTT reduction of up to • WVE-003 trended towards • Caudate atrophy is an 46% vs. placebo less caudate atrophy vs. imaging biomarker expected placebo (4.68% vs. 5.10%, to predict clinical • wtHTT preserved/increased not significant) outcomes, including throughout study clinically meaningful worsening of Total Motor Score (TMS) Greater allele-selective mHTT reduction correlated with the slowing of caudate atrophy at 24 weeks (R = -0.50, p=0.047) 32 Liu et al., 2023 Brain Comm

Regularity of caudate change makes it an ideal biomarker for more efficient clinical development in HD • Caudate volume has a more regular, • HD-ISS Stage 2 linear change at individual level versus variability in individual trajectories with cUHDRS 1 • Wave analysis of PREDICT and TRACK-HD reinforces the relationship between caudate volume loss and clinical outcomes - Difference of 1% reduction in rate of caudate atrophy results in ≥6-year delay in loss of function (i.e. reduction from TFC 13) • Using caudate volume as a primary endpoint will enable smaller, faster and more efficient clinical trials 33 “Using the HD-ISS for Planning Clinical Trials”, Long, J; presented at EHDN & Enroll-HD Conference, Strasbourg, France, Sept 2024 1 – internal analysis conducted by Wave

Preservation of caudate volume offers an efficient pathway for potential accelerated approval for HD • Received supportive initial feedback from FDA: - Recognize the severity of HD - Receptive to and engaged with Wave regarding a potential pathway to accelerated approval - Open to Wave’s plan to evaluate biomarkers, including vMRI for caudate atrophy, as an endpoint to assess HD progression with the potential to predict clinical outcome • Planning is underway for a global, potentially registrational Phase 2/3 study in adults with SNP3 and HD, including finalization of key aspects of design Wave expects to submit an IND for WVE-003 in 2H 2025 34 vMRI: volumetric MRI

Reimagining RNA medicines 35

Poised for significant and sustained growth driven by editing and siRNA GalNAc-siRNA GalNAc-Editing Obesity HD WVE-007 (INHBE) WVE-003 AATD SNP3 WVE-006 PNPLA3 DMD WVE-N531 Exon 53 LDLR & APOB Add’l SNPs Add’l Exons Wave’s platform is translating in the clinic and has potential to treat >90M patients in the US and Europe 36 Note: Bubble size illustrative of size of total addressable US market (assuming 100% share of addressable patients)

Anticipated upcoming milestones

GalNAc-RNA editing		*GalNAc-siRNA*	*Splicing*	*Allele-selective silencing*
WVE-006 AATD	**PNPLA3 - Liver disease LDLR, APOB - HeFH**	**WVE-007 (INHBE) Obesity**	**WVE-N531 (Exon 53) DMD**	**WVE-003 (SNP3) HD**
2025: Deliver multidose data from RestorAATion-2	**2025:** Select clinical candidates	**Year-end 2024:** Submit CTA **1Q 2025:** Initiate clinical trial	**1Q 2025:** Deliver 48-week FORWARD-53 data & receive feedback from regulators on pathway to accelerated approval	**2H 2025:** Submit an Investigational New Drug ("IND") application

Well-capitalized with cash runway into 2027

WAVE LIFE SCIENCES

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AATD: Alpha-1 antitrypsin deficiency; HeFH: Heterozygous familial hypercholesterolemia; DMD: Duchenne muscular dystrophy; HD: Huntington's disease; mHTT: Mutant huntingtin; wtHTT: Wild-type huntingtin; CTA: clinical trial application

For questions contact: investorrelations@wavelifesci.com